UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 6, 2010 (May 4, 2010)

EARTHLINK, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-15605	58-2511877
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1375 Peachtree St., Atlanta, Georgia      30309

(Address of principal executive offices)     (Zip Code)

(404) 815-0770

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 6, 2010, EarthLink, Inc. (the “Company”) announced that its Board of Directors has appointed Joseph M. Wetzel, 54, as the Company’s President and Chief Operating Officer, effective immediately.  Mr. Wetzel has been the Company’s Chief Operating Officer since August 2007. Mr. Wetzel served as the President and Chief Operating Officer of Mpower Holding Corporation from July 2001 until its merger with a subsidiary of U.S. TelePacific Holdings Corp. in August 2006. Prior to that, Mr. Wetzel served as President of Operations of Mpower Holding Corporation from August 2000 through July 2001. He also served on the Board of Directors of Mpower Holding Corporation from March 2002 until April 2003. From 1997 to 2000, Mr. Wetzel was Vice President of Technology with MediaOne Group and from 1993 to 1997 was Vice President of Technology with MediaOne’s multimedia group.

In connection with his promotion to President and Chief Operating Officer, the Company’s Leadership and Compensation Committee approved an increase in Mr. Wetzel’s 2010 base salary to $475,000 and an increase in his target incentive opportunity under the 2010 Bonus Plan to 80% of his base salary.

A copy of the related press release issued by the Company is being furnished as Exhibit 99.1 to this Current Report on Form 8-K

Item 5.07  Submission of Matters to a Vote of Security Holders.

The Company held its 2010 Annual Meeting of Stockholders on May 4, 2010. The following proposals were submitted to the stockholders for a vote:

1.	To elect three Class II directors nominated by the Board of Directors as set forth in the Proxy Statement for a three-year term;

2.

To ratify the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010; and

3.	To vote on a stockholder proposal regarding a report on the Company’s Internet principles.

The results of such votes were as follows:

1.

The following votes were cast for the election of Class II directors to serve on the Company’s Board of Directors for a term of three years until the 2013 Annual Meeting of Stockholders or until their successors are duly elected and qualified:

	Votes	Votes	Broker
Name	For	Withheld	Non-Votes
Susan D. Bowick	81,333,341	1,608,818	11,957,545
Terrell B. Jones	80,439,354	2,502,805	11,957,545
David A. Koretz	80,383,366	2,558,793	11,957,545

2.

Ernst & Young LLP was ratified as the Company’s independent registered public accounting firm for the year ending December 31, 2010 with 88,244,791 votes cast for ratification, 6,518,949 votes cast against ratification, and 135,964 abstentions; and

3.

A stockholder proposal regarding a report on the Company’s Internet principles was not approved with 4,984,996 votes cast for ratification, 60,991,196 votes cast against ratification, 16,965,967 abstentions and 11,957,545 broker non-votes.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

99.1	Press release dated May 6, 2010

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHLINK, INC.
(Registrant)

Date: May 6, 2010	By:	/s/ Bradley A. Ferguson
		Name:	Bradley A. Ferguson
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release dated May 6, 2010